CMG MID CAP VALUE FUND
                                  (THE "FUND")


                Supplement to Prospectus Dated February 27, 2004


         Effective September 30, 2004, Mr. Jeffrey C. Kinzel left Columbia. Effective November 1, 2004, Mr. Daniel K. Cantor will be leaving Columbia. The following paragraph regarding Diane L. Sobin and Dave I. Hoffman are added to the description of the Portfolio Manager for the Fund in the table on page 54 of the Prospectus:

Diane L. Sobin, and David I. Hoffman, Senior Portfolio Managers of Columbia Management, are co-managers for the Fund and have co-managed the Fund since September, 2004. Ms. Sobin has been associated with Columbia Management and its predecessor or affiliate organizations since August, 2001. Prior to joining in August, 2001, Ms. Sobin was a Senior Vice President with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001. Before that, Ms. Sobin was a Managing Director with Chase Asset Management from July, 1997 to October, 1999. Mr. Hoffman has been associated with Columbia Management and its predecessor or affiliate organizations since August, 2001. Prior to joining in August, 2001, Mr. Hoffman was a Vice President with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001. Before that, Mr. Hoffman was a Managing Director with HVB Asset Management (and related companies) from June, 1991 to February, 1999.



CO4/116                                                         October 7, 2004

                          CMG INTERNATIONAL STOCK FUND
                                  (THE "FUND")


            Supplement to Current Prospectus dated February 27, 2004
                    (Replacing Supplement dated July 9, 2004)

         Effective September 30, 2004, Mr. James M. McAlear retired from Columbia. Ms. Penelope L. Burgess and Ms. Deborah F. Snee, currently co-manage the Fund.

         The table on page 55 of the section of the Prospectus entitled "CMG International Stock Fund/Portfolio Manager for the Fund" is replaced in entirety by the following:

Penelope L. Burgess and Deborah F. Snee have co-managed the Fund since July 2004 and are Senior Vice Presidents of the Advisor. Ms. Burgess has been associated with Columbia or its predecessors since November, 1993 and has served as an Equity Analyst for the Fund since 1997. Ms. Snee has been associated with Columbia or its predecessors since March, 1999. Previously, Ms. Snee was a Portfolio Manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.


                                                                October 7, 2004
CO4/0115